Exhibit 10.14



                   AGREEMENT AMENDING JOINT VENTURE AGREEMENT
                          AGREEMENT made 19 June 1996.

                                    BETWEEN

                  HOMESTAKE GOLD OF AUSTRALIA LIMITED
                  ACN 008 143 137 of 226 Great Eastern Highway, Belmont, Western Australia ("HGAL")

                  NORTH KALGURLI MINES PTY LTD
                  ACN 008 747 886 ("NKM")
                  NORKAL PTY LTD ACN 008 940 743 ("Norkal") and
                  GOLD RESOURCES PTY LTD ACN 008 976 958
                  ("GRPL") all of 100 Hutt Street, Adelaide, South Australia

AND
                  KALGOORLIE CONSOLIDATED GOLD MINES PTY
                  LTD ACN 009 377 619 of Boulder Block Road, Fimiston, Western Australia ("KCGM")

 INTRODUCTION

     A. HGAL, NKM, Norkal and GRPL are parties to the Joint Venture Agreement and HGAL and Norkal (on behalf of itself, NKM and GRPL) are Participants in the Joint Venture.

     B. By the Deed KCGM became bound by the Joint Venture Agreement and is the Manager of the Joint Venture.

     C. The parties have agreed to amend the Joint Venture Agreement as set forth below.

IT IS AGREED:-

1.       DEFINITIONS

          In this agreement the following expressions have the following meanings respectively unless a contrary intention is expressed:-

          (1) "Deed" means the Deed dated 14 April 1989 executed by KCGM (therein called "Management Company").

          (2)  "Joint  Venture"  means  the  unincorporated   contractual  joint
               venture known as the Fimiston/Paringa Joint Venture.

          (3) "Joint Venture Agreement" means the agreement dated 14 April 1989 made between the parties (other than KCGM) which is entitled Joint Venture Agreement and under which the Joint Venture was constituted (as amended).


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          (4)  "Manager" has the same meaning as in the Joint Venture Agreement.

2.       AMENDMENT OF JOINT VENTURE AGREEMENT

          The Joint Venture Agreement is amended with effect on and from 11 May 1996 as follows:-

          (1) the words in parenthesis are deleted from paragraph A of the Introduction;

          (2) the words "Subject as mentioned in Recital E" are deleted from paragraphs B, C and D of the Introduction,

          (3)  paragraph E of the Introduction is deleted in its entirety;

          (4) the words "determined on the assumption that none of the Participants is entitled to any additional saleable mineral product under Schedule 2" are deleted from clause 1.1(ak);

          (5) the words "determined in accordance with Schedule 2" are deleted from clause 2.6 and replaced by "which is proportionate to that Participant's Participating Interest";

          (6) the words "and as otherwise required or contemplated by Schedule 2" are deleted form clause 5.11;

          (7) the words "in accordance with Schedule 3" and the following sentence in clause 10.1 are deleted and replaced by "pro-rata in proportion to their Participating Interests";

          (8)  Schedules 2 and 3 are deleted in their entirety.

3.       KCGM ACKNOWLEDGEMENT

         KCGM acknowledges that it remains bound by the Joint Venture Agreement as amended by clause 1 notwithstanding the amendments made by clause 1.

4.       EXECUTION OF COUNTERPARTS

         This agreement may be executed in any number of counterparts each executed by at least one of the parties. Each counterpart is an original but the counterparts together are one and the same agreement.

EXECUTED AS AN AGREEMENT.



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SIGNED for and on behalf of                )
HOMESTAKE GOLD OF                          )
AUSTRALIA LIMITED                          )
ACN 008 143 137 by one of its              )
directors in the presence of:              )              ------------------
                                                          Signature

                                                          ------------------
                                                          Name of director


--------------------------------
Witness to signature

--------------------------------
Name of Witness




SIGNED for and on behalf of  NORTH         )
KALGURLI MINES PTY LTD                     )
ACN 008 747 886 by one of its              )
directors in the presence of:              )              ------------------
                                                          Signature

                                                          ------------------
                                                          Name of director


--------------------------------
Witness to signature

--------------------------------
Name of Witness

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SIGNED for and on behalf of                )
NORKAL PTY LTD                             )
ACN 008 940 743 by one of its              )
directors in the presence of:              )              ------------------
                                                          Signature

                                                          ------------------
                                                          Name of director



--------------------------------
Witness to signature

--------------------------------
Name of Witness


SIGNED for and on behalf of                )
GOLD RESOURCES PTY LTD                     )
ACN 008 976 958 by one of its              )
directors in the presence of:              )
                                                          ------------------
                                                          Signature

                                                          ------------------
                                                          Name of director


--------------------------------
Witness to signature

--------------------------------
Name of Witness

SIGNED for and on behalf of                )
KALGOORLIE CONSOLIDATED                    )
GOLD MINES PTY LTD                         )
ACN 009 377 619 by one of its              )
directors in the presence of:              )             --------------------
                                                         Signature

                                                         ------------------
                                                         Name of director


--------------------------------
Witness signature

--------------------------------
Name of Witness